UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): May 1, 2008

Innovex, Inc.
(Exact name of Registrant as Specified in its Charter)

Minnesota
(State Or Other Jurisdiction Of Incorporation)

000-13143	41-1223933
(Commission File Number)	(I.R.S. Employer Identification No.)
3033 Campus Drive, Suite E180 Plymouth, MN	55441
(Address Of Principal Executive Offices)	(Zip Code)

(763) 479-5300
Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items under Sections 1 through 7 are not applicable and therefore omitted.

ITEM 8.01    Other Events

The Company hereby furnishes a press release issued on May 1, 2008 and attached hereto as Exhibit 99.1 disclosing material non-public information regarding the Company obtaining written confirmation from the Company’s Thai banking partners, Bank of Ayudhya and Thai Military Bank, of their approval of a restructuring of the Company’s long term debt facilities with these banks.

ITEM 9.01     Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release issued May 1, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

INNOVEX, INC.

		By:	/s/ Randy Acres
Randy Acres
Senior Vice President and CFO

Date:	May 1, 2008